UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                               September 22, 2005
                             ----------------------
                Date of Report (Date of earliest event reported)

                        FIRST CHESTER COUNTY CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

Pennsylvania                         0-12870                    23-2288763
--------------------                 -------                    ----------
(State or other jurisdiction        (Commission             (I.R.S. Employer
 of incorporation)                   File Number)            Identification No.)


                               9 North High Street
                        West Chester, Pennsylvania 19380
                        --------------------------------
                    (Address of principal executive offices)

                                 (484) 881-1000
                                 ---------------
              (Registrant's telephone number, including area code)

                                      N/A
                                ----------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

This report on Form 8-K/A is filed to amend the Corporation's Form 8-K filed September 27, 1984 in accordance with Rule 12g-3 of the Exchange Act to include as Exhibit 99.1 a description of the Corporation's common stock.


ITEM 9.01  EXHIBITS


     EXHIBIT NO.                 DESCRIPTION
     -----------                 -----------

        99.1             Description of Common Stock

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 22, 2005                 FIRST CHESTER COUNTY CORPORATION


                                   By:    /s/ John A. Featherman, III
                                          --------------------------------------
                                   Name:  John A. Featherman, III
                                   Title: Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


     EXHIBIT NO.                  DESCRIPTION
     -----------                  -----------

        99.1             Description of Common Stock